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                                POWER OF ATTORNEY

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[Logo]

                                                                      Exhibit 25
                  ATLAS-ENERGY FOR THE NINETIES-PUBLIC #8 LTD.
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Atlas Resources, Inc., a Pennsylvania corporation which has filed with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form SB-2 relating to certain securities of Atlas-Energy for the Nineties-Public #8
Ltd., constitutes and appoints James R. O'Mara and Tony C. Banks, his/her true and lawful attorney-in-fact, with full power of substitution and resubstitution and with full power to act without another, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments, including pre-effective amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and all states and other jurisdictions wherein such Registration Statement and amendments thereto may be filed for securities compliance measures, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


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
Dated:    September 24, 1999              /s/ Charles T. Koval
                                      --------------------------------------------------------------------
                                      Charles T. Koval, Chairman of the Board and a Director


Dated:    September 24, 1999              /s/ James R. O'Mara
                                      --------------------------------------------------------------------
                                      James R. O'Mara, President, Chief Executive Officer and a Director


Dated:    September 24, 1999              /s/ Tony C. Banks
                                      --------------------------------------------------------------------
                                      Tony C. Banks, Senior Vice President of Finance, Principal Financial
                                      Officer, and a Director


Dated:    September 24, 1999              /s/ Frank P. Carolas
                                      --------------------------------------------------------------------
                                      Frank P. Carolas, Vice President of Land and Geology


Dated:    September __, 1999
                                      --------------------------------------------------------------------
                                      Jeffrey C. Simmons, Vice President of Production


Dated:    September 24, 1999              /s/ William R. Seiler
                                      --------------------------------------------------------------------
                                      William R. Seiler, Vice President and Controller

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                                                                      Exhibit 25

                  ATLAS-ENERGY FOR THE NINETIES-PUBLIC #8 LTD.
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Atlas Resources, Inc., a Pennsylvania corporation which has filed with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form SB-2 relating to certain securities of Atlas-Energy for the Nineties-Public #8 Ltd., constitutes and appoints James R. O'Mara and Tony C. Banks, his/her true and lawful attorney-in-fact, with full power of substitution and resubstitution and with full power to act without another, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments, including pre-effective amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and all states and other jurisdictions wherein such Registration Statement and amendments thereto may be filed for securities compliance measures, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:    September __, 1999
                                      --------------------------------------------------------------------
                                      Charles T. Koval, Chairman of the Board and a Director


Dated:    September __, 1999
                                      --------------------------------------------------------------------
                                      James R. O'Mara, President, Chief Executive Officer and a Director


Dated:    September __, 1999
                                      --------------------------------------------------------------------
                                      Tony C. Banks, Senior Vice President of Finance, Principal Financial
                                      Officer, and a Director


Dated:    September __, 1999
                                      --------------------------------------------------------------------
                                      Frank P. Carolas, Vice President of Land and Geology


Dated:    September 22, 1999              /s/ Jeffrey C. Simmons
                                      --------------------------------------------------------------------
                                      Jeffrey C. Simmons, Vice President of Production


Dated:    September __, 1999
                                      --------------------------------------------------------------------
                                      William R. Seiler, Vice President and Controller
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